UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BLONDER TONGUE LABORATORIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

BLONDER TONGUE LABORATORIES, INC.

One Jake Brown Road

Old Bridge, New Jersey 08857

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held March 4, 2021

To Our Stockholders:

Blonder Tongue Laboratories, Inc. (the “Company,” “Blonder,” “we,” “us” or “our”) will hold a Special Meeting of Stockholders at our executive offices located at One Jake Brown Road, Old Bridge, New Jersey, on March 4, 2021, beginning at 10:00 a.m., local time, for the following purposes:

1.	to approve the issuance of shares of our common stock upon the exercise of certain of the Company’s outstanding warrants and conversion of certain of the Company’s subordinated convertible indebtedness pursuant to the requirements of the NYSE American “Private Placement” rule (the "Proposal"); and

2.	to transact any other business as may properly come before the Special Meeting of Stockholders or any adjournments or postponements thereof. In their discretion, the proxies named in the enclosed proxy card are authorized to vote upon any other business as may properly come before the Special Meeting of Stockholders or any adjournments or postponements thereof.

Please read the attached Proxy Statement for further information regarding the Proposal. A proxy, if properly executed and received in time for voting at the Special Meeting of Stockholders, will be voted in the manner directed on the proxy. If no direction is made, the proxy will be voted FOR the Proposal.

Our Board of Directors has fixed the close of business on February 19, 2021 as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting of Stockholders or any adjournments or postponements thereof. Only stockholders of record at the close of business on February 19, 2021 are entitled to notice of and to vote at the Special Meeting of Stockholders or any adjournments or postponements thereof.

Stockholders as of the record date of February 19, 2021 are cordially invited to attend the Special Meeting of Stockholders. Attendance at the Special Meeting of Stockholders will be limited to stockholders of record as of the record date or their authorized representatives and our invited guests. Regardless of whether you plan to attend the Special Meeting of Stockholders in person, please complete, date and sign the enclosed proxy and return it promptly. If you receive more than one form of proxy, it is an indication that your shares are registered in more than one account, and therefore you should complete and return each proxy if you wish to vote all of your shares that are eligible to be voted at the Special Meeting of Stockholders.

By Order of the Board of Directors

Eric Skolnik
Secretary

February [    ], 2021

Important Notice Regarding the Availability of Proxy Materials for
the Special Meeting of Stockholders to be held on March 4, 2021

The Proxy Materials are available at:

[http://www.astproxyportal.com/ast/07796]

PLEASE COMPLETE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

TABLE OF CONTENTS

GENERAL INFORMATION	1
Voting and Proxies	1
Revocation of a Proxy	2
Voting on Other Matters	2
Costs of Proxy Solicitation	2
Voting Securities	2
PROPOSAL 1 - APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON THE EXERCISE OF CERTAIN OUTSTANDING WARRANTS AND UPON CONVERSION OF CERTAIN SUBORDINATED CONVERIBLE INDEBTEDNESS PURSUANT TO THE REQUIREMENTS OF THE NYSE AMERICAN “PRIVATE PLACEMENT” RULE	3
Background of the Proposal; Reasons for Seeking Stockholder Approval	3
Certain Consequences if the Proposal is Approved	4
Certain Consequences if the Proposal is Not Approved	4
Recommendation of the Board of Directors	4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
STOCKHOLDER PROPOSALS	7
Stockholder Proposals for Inclusion in the Proxy Statement for the 2021 Annual Meeting of Stockholders	7
Director Nominations for the 2021 Annual Meeting of Stockholders	7
Other Proposals for the 2021 Annual Meeting of Stockholders	7

i

BLONDER TONGUE LABORATORIES, INC.

One Jake Brown Road

Old Bridge, New Jersey 08857

PROXY STATEMENT FOR

THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON

MARCH 4, 2021

GENERAL INFORMATION

This Proxy Statement is being furnished to the stockholders of Blonder Tongue Laboratories, Inc., a Delaware corporation (the “Company,” “Blonder,” “us” or “we”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for our Special Meeting of Stockholders (the “Special Meeting”) and at any adjournments or postponements thereof.

Holders of our common stock, $0.001 par value per share (“Common Stock”) as of the record date of February 19, 2021 are invited to attend the Annual Meeting on March 4, 2021, at 10:00 a.m., local time. The Annual Meeting will be held at our executive offices located at One Jake Brown Road, Old Bridge, New Jersey. For those stockholders interested in attending the Special Meeting in person, you may obtain directions to our executive offices from our website at www.blondertongue.com/about/directions.aspx.

We intend to hold the Special Meeting in person. However, we are sensitive to the health concerns our stockholders may have and recommendations that public health officials may issue due to the COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees, including social distancing and other recommendations of the Centers for Disease Control and Prevention. We request that individuals who have been in contact with someone diagnosed with COVID-19 within two weeks prior to the Special Meeting or who are experiencing a fever, cough, difficulty breathing or cold-or flu-like symptoms, refrain from attending the Special Meeting in person. While these measures are intended to address stockholders’ health concerns, those stockholders who attend the Special Meeting will be deemed to have understood and accepted the risks associated with attending any public or private event during the COVID-19 pandemic, and we shall not be held liable for harm to any attendee, including a stockholder or guest, due to any of the foregoing.

The mailing address of our principal executive office is One Jake Brown Road, Old Bridge, New Jersey 08857. Our telephone number is (732) 679-4000. This Proxy Statement and the enclosed form of proxy will be mailed to stockholders on or about February [   ], 2021.

Voting and Proxies

You may vote on the matters to be voted on by stockholders at the Special Meeting by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. When a proxy is properly executed and delivered, the shares of Common Stock represented by the proxy will be voted at the Special Meeting in accordance with your instructions.

You may also attend the Special Meeting in person and cast your vote there. If your shares of Common Stock are held in the name of your broker, bank or other nominee and you wish to attend the Special Meeting and vote in person, you must bring a legal proxy from the record holder of your shares indicating that you were the beneficial owner of the shares on February 19, 2021, the record date for determining the shares of Common Stock entitled to vote at the Special Meeting, and that you have the right to vote your shares.

With regard to the Proposal to be acted upon at the Special Meeting, stockholders may vote (i) “FOR” the Proposal, (iii) “AGAINST” the Proposal or (iii) “ABSTAIN” from voting.

You should specify your choices on the enclosed proxy card. A proxy, if properly executed and received in time for voting at the Special Meeting, will be voted in the manner directed on the proxy card. If no direction is made on the proxy card, the proxy will be voted FOR the Proposal.

Approval of the Proposal or any other matters to come before the Special Meeting will require the affirmative vote of the holders of a majority of the shares of our Common Stock having voting power that are present in person or by proxy at the Special Meeting. Abstentions are deemed to be present at the meeting for purposes of determining whether a quorum necessary for the conduct of business is present and for determining the shares entitled to vote, and have the effect of a vote against any matter presented for stockholder action, including the Proposal. “Broker non-votes” occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a proposal because the beneficial owner of the shares has not provided voting instructions and the broker does not have discretionary authority to vote on the matter. Under applicable rules governing proxy voting by brokers and others, brokers and banks have discretionary authority to vote shares in the absence of instructions from a beneficial owner on matters that are considered to be “routine.” They do not have discretionary authority to vote shares in absence of instructions from beneficial owners on “non-routine” matters. The vote to approve the Proposal is considered to be a “non-routine” matter. Broker non-votes are deemed present for determining whether a quorum necessary for the conduct of business is present but are not considered to be shares “entitled to vote,” and will not be included in vote totals and will have no effect on the outcome of any matters to be voted upon at the Special Meeting.

Revocation of a Proxy

All proxies delivered pursuant to this solicitation are revocable at any time before they are exercised by (i) filing written notice of revocation with our Secretary prior to the exercise of the proxy at the Special Meeting, (ii) signing and delivering a later-dated proxy to our Secretary prior to the exercise of the proxy at the Special Meeting or (iii) voting in person at the Special Meeting. Written notices of revocation or later-dated proxies should be directed to the Secretary at the mailing address of our principal executive offices. Your attendance at the Special Meeting alone will not constitute revocation of a proxy previously given by you. You must vote by ballot at the Special Meeting in order to revoke a previously-given proxy. If your shares are held in the name of a broker, bank or other nominee, you need to contact the record holder of your shares regarding how to revoke your proxy.

Voting on Other Matters

We currently know of no other business to be transacted at the Special Meeting, other than the Proposal, as described in the attached Notice of Special Meeting of Stockholders. If any other matters do arise and are properly presented at the Special Meeting, the persons named in the proxy will have the discretion to vote on those matters for you in accordance with their best judgment.

Costs of Proxy Solicitation

We will pay the expenses associated with this solicitation of proxies for the Special Meeting, including the cost of preparing, assembling and mailing the notice of Special Meeting, proxy and Proxy Statement. We will solicit proxies by use of the mails, through brokers and banking institutions, and by our officers and regular employees. We may also solicit proxies by personal interview, mail, telephone or facsimile transmission. No additional compensation will be paid to those individuals for any such activities.

Voting Securities

Only stockholders of record of our Common Stock at the close of business on February 19, 2021 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. Each stockholder of record on the Record Date is entitled to one vote for each share of our Common Stock so held. There is no cumulative voting. On the Record Date, there were [      ] shares of Common Stock issued, outstanding and entitled to vote.

PROPOSAL 1 – APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK
UPON EXERCISE OF CERTAIN OUTSTANDING WARRANTS AND CONVERSION OF

CERTAIN SUBORDINATED CONVERIBLE INDEBTENESS PURSUANT TO
THE REQUIREMENTS OF THE NYSE AMERICAN “PRIVATE PLACEMENT” RULE

Background of the Proposal; Reasons for Seeking Stockholder Approval

At the Special Meeting, stockholders will be presented with a proposal to approve the issuance of shares of our Common Stock if and when (i) the holders of certain outstanding warrants to purchase shares of our Common Stock exercise those warrants and (ii) the holders of certain of our subordinated convertible indebtedness elect to convert the indebtedness into shares of our Common Stock. The provisions of those warrants, and the provisions of the subordinated convertible indebtedness that permit the holders to convert the indebtedness into shares of our Common Stock under certain circumstances and on certain terms, including shares that may become issuable as a result of the pay-in-kind interest features of the convertible subordinated indebtedness, are described below. The Purchaser Warrants (as defined below) and the December Placement Agent Warrants (as defined below) are included as exhibits to our Current Report on Form 8-K, which we filed with the SEC on December 16, 2020. The Senior Subordinated Convertible Loan and Security Agreement (as amended to date, the “LSA”) is included as an exhibit to our Current Report on Form 8-K, which we filed with the SEC on April 9, 2020. The Third Amendment To Senior Subordinated Convertible Loan And Security Agreement and Joinder (the “LSA Third Amendment”) and the January Placement Agent Warrant (as defined below) are included as exhibits to our Current Report on Form 8-K, which we filed with the SEC on February 1, 2021. We encourage you to read each of those documents in its entirety.

On December 14, 2020, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors (the “Purchasers”) pursuant to which the Purchasers purchased an aggregate of 1,428,571 shares of our Common Stock and warrants (the “Purchaser Warrants”) to purchase an aggregate of up to 714,286 additional shares of Common Stock at an exercise price of $1.25 per share. In connection with that transaction, we also agreed to issue to the placement agents and certain persons affiliated with the placement agents involved in that transaction, as additional compensation, certain fully-vested and contingent warrants to purchase an aggregate of up to 100,000 shares of our Common Stock and contingent warrants (collectively, the “December Placement Agent Warrants”) to purchase an aggregate of up to an additional 50,001 shares of our common stock at exercises prices of $0.70 per share (for the fully-vested warrants) and $1.25 per share (for the contingent warrants).

On January 28, 2021, we entered into the LSA Third Amendment with certain investors (the “Tranche C Parties”) and the existing parties to the LSA. Pursuant to the LSA Third Amendment, the parties agreed to increase the aggregate loan limit under the LSA from $1,500,000 to $1,600,000 and the Tranche C Parties agreed to provide us with a commitment for a $600,000 term loan facility, all of which was advanced to us on January 29, 2021 (the “Tranche C Loans”). Interest on the Tranche C Loans accrues at 12% per annum and is payable monthly in-kind, by the automatic increase of the principal amount of the loans on each monthly interest payment date, by the amount of the accrued interest payable at that time (“PIK Interest”). At our option, we may pay any interest due on the Tranche C Loans in cash on any interest payment date in lieu of PIK Interest. The Tranche C Parties have the option of converting the accreted principal balance of the Tranche C Loans attributable to each of them into shares of our Common Stock at a conversion price of $1.00.

In connection with Tranche C Loans, we also agreed to issue to an affiliate of the placement agents involved in that transaction, as additional compensation, fully-vested warrants to purchase up to 42,000 shares of our Common Stock (the “January Placement Agent Warrants,” and together with the December Placement Agent Warrants, the “Placement Agent Warrants”).

Because of the possible application of the NYSE American Private Placement Rule, as defined and described below, the Purchase Agreement, the Purchaser Warrants, the Placement Agent Warrants and the LSA Third Amendment each contain provisions that either limit or prohibit the exercise of the Purchaser Warrants, the Placement Agent Warrants or the conversion of the Tranche C Loans under the LSA unless and until we obtain the approval of our stockholders of the issuance of the shares of our Common Stock that are issuable upon the exercise of those warrants and the conversion of those loans.

We are submitting this proposal for stockholder approval in order to comply with certain provisions of the NYSE American’s rules applicable to us and to satisfy contractual obligations we have to the purchasers under the Purchase Agreement and to the Tranche C Parties under the LSA Third Amendment. Our Common Stock is listed on the NYSE American, which makes us subject to a variety of rules and requirements set forth in the NYSE American Company Guide (the “Company Guide”). Section 713(a) of the Company Guide requires listed companies to obtain stockholder approval in connection with an issuance or potential issuance of shares of common stock equal to 20% or more of the outstanding common stock of a listed company, for less than the greater of book or market value of the issuing company’s stock (the “Private Placement Rule”). Based on (i) the exercise terms of the Purchaser Warrants, (ii) the exercise terms of the Placement Agent Warrants, (iii) the conversion terms of the LSA as they apply to the Tranche C Loans and (iv) our assumptions, for purposes of determining compliance with the Private Placement Rule, that the Purchaser Warrants and the Placement Agent Warrants will be exercised in full for shares of our Common Stock, and that the amounts outstanding under the Tranche C Loans (including PIK Interest amounts) will be converted in full into shares of our Common Stock, we believe that the number of shares of Common Stock issuable upon the full exercise of the Purchaser Warrants and the Placement Agent Warrants and the number of shares of Common Stock issuable upon conversion of all amounts outstanding under the Tranche C Loans, when combined with the shares of our Common Stock that were issued to the purchasers pursuant to the Purchase Agreement, would equal 20% or more of our issued and outstanding shares. Because of the price per share provided in the Purchase Agreement and the exercise terms of the Purchaser Warrants and the December Placement Agent Warrants, the issuance of our securities in connection with that transaction may be deemed to have been at a price less than the market value of our Common Stock. Similarly, because of the conversion terms of the LSA, including the price at which outstanding amounts under the Tranche C Loans may be converted into shares of our Common Stock and the price at which the January Placement Agent Warrants may be exercised, the shares of our Common Stock issuable in connection with conversions Tranche C Loans under the LSA, as amended by the LSA Third Amendment, and the exercise of the January Placement Agent Warrants, may be deemed to involve an issuance at a price less than the market value of our Common Stock. As a result, we are seeking stockholder approval for purposes of complying with our obligations under Section 713(a) of the Company Guide.

For purposes of the Private Placement Rule, approval of this proposal will constitute approval of (i) the issuance of the maximum number of shares of our Common Stock that we are obligated to issue upon exercise of the Purchaser Warrants and the December Placement Agent Warrants (including pursuant to any adjustments to the number of shares issuable as provided in the Purchaser Warrants and the December Placement Agent Warrants), (ii) the issuance of the maximum number of shares that we are obligated to issue upon conversion of amounts outstanding under the Tranche C Loans (including pursuant to any adjustments to the number of shares issuable as provided in the LSA), (iii) the issuance of the maximum number of shares of our Common Stock that we are obligated to issue upon exercise of the January Placement Agent Warrants (including pursuant to any adjustments to the number of shares issuable as provided in the January Placement Agent Warrants) and (iv) any additional shares issuable under the Purchase Agreement pursuant to the terms thereof. Under the terms of the Purchase Agreement and the LSA Third Amendment, we have agreed to submit this proposal for stockholder approval at the Special Meeting.

Certain Consequences if the Proposal is Approved

If this proposal is approved by our stockholders (i) the holders of the Purchaser Warrants will be able, at their option, to exercise those warrants and receive shares of our Common Stock, (ii) the holders of the December Placement Agent Warrants will be able, at their option, to exercise those warrants and receive shares of our Common Stock, (iii) the Tranche C Parties will be able to convert the Tranche C Loans and receive shares of our Common Stock and (iv) the holders of the January Placement Agent Warrants will be able, at their option, to exercise those warrants and receive shares of our Common Stock, in each case, on the terms and subject to the other conditions included in the Purchaser Warrants, the Placement Agent Warrants and the LSA, including the LSA Third Amendment. Changes in the number of shares of Common Stock (through additional issuances of shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock, stock buybacks and other events, if any, and changes attributable to sales of our Common Stock by the stockholders identified above as to shares that are not subject to the stockholder approval being sought hereby, if any) between January 31, 2021 and the date of the Special Meeting and the time at which indebtedness is converted and/or PIK Interest has been paid, may change the ownership percentages indicated the shareholder beneficial ownership table presented below.

The effects of any exercises of the Purchaser Warrants and/or the Placement Agent Warrants, and the conversion of the Tranche C Loans (as well as other subordinated convertible indebtedness outstanding under the LSA), will be to substantially dilute the ownership of existing stockholders and may result in certain of our stockholders having an increased influence over us, particularly with respect to matters requiring a vote of stockholders, including the election of directors, changes to our certificate of incorporation and mergers or similar combination transactions. As of January 31, 2021, we had 11,593,105 shares of our Common Stock issued and outstanding. The aggregate number of shares issuable upon exercise of the Purchaser Warrants is 714,286, not taking into account any additional shares that may be issuable under certain circumstances as provided in the Purchaser Warrants. The aggregate number of shares issuable upon exercise of the Placement Agent Warrants is 192,001, not taking into account any additional shares that may be issuable under certain circumstances as provided in the Placement Agent Warrants. The aggregate number of shares issuable to the Tranche C Parties upon conversion of the Tranche C Loans (assuming that we make all interest payments due on such loan amounts as PIK Interest) is 779,248, not taking into account any additional shares that may be issuable under certain circumstances as provided in the LSA. Certain of the holders of these securities are subject to beneficial ownership blocker provisions that prohibits us from permitting any exercise of warrants and/or effecting any conversion of outstanding convertible indebtedness to the extent the exercises or conversion would result in such investors beneficially owning in excess of 4.99% of the number of shares of our Common Stock outstanding immediately after giving effect to such exercise and/or conversion. These blocker provisions may be increased to 9.99% or otherwise modified or eliminated under certain circumstances.

Certain Consequences if the Proposal is Not Approved

If this proposal is not approved by our stockholders (i) the holders of the Purchaser Warrants will only be able exercise those warrants and receive shares of our Common Stock if and to the extent the shares to be received upon exercise, when combined with the shares of our Common Stock issued pursuant to the Purchase Agreement, would not cause the issuance of an amount of shares that would represent 20% or more of the issued and outstanding Common Stock, (ii) the holders of the Placement Agent Warrants will not be able to exercise those warrants and receive shares of our Common Stock and (iii) the Tranche C Parties will not be able to convert any amounts outstanding under the LSA and receive shares of our Common Stock. In addition, if this proposal is not approved at this Special Meeting, we are obligated to again solicit stockholder approval of this, or a substantially equivalent proposal, at one or more future stockholder meetings.

Recommendation of the Board of Directors

Our Board of Directors recommends that stockholders vote FOR approval of the Proposal, authorizing the issuance of the maximum number of shares of our Common Stock that may be issuable in connection with the exercise of the Purchaser Warrants and the Placement Agent Warrants and upon conversions of amounts outstanding under the LSA (including pursuant to any adjustments to the number of shares issuable as provided in the Purchaser Warrants, the Placement Agent Warrants and the LSA) and any additional shares issuable under the Purchase Agreement pursuant to the terms thereof.

Proxies received by the Board of Directors will be voted FOR approval of the Proposal, unless stockholders specify in their proxies a contrary choice.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of January 31, 2021 by (i) each person who is known by us to beneficially own more than five percent of our Common Stock, (ii) each of our Directors, (iii) each of our executive officers named in the Summary Compensation Table below, and (iv) all our executive officers and Directors as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares that they beneficially own, subject to community property laws where applicable.

Name and Address of Beneficial Owner(1)(2)	Amount and Nature of Beneficial Ownership(1)		Percent of Class Beneficially Owned
Directors and Executive Officers:

Robert J. Pallé	3,998,790	(3)	32.46%
Anthony J. Bruno	435,802	(4)	3.72%
John Burke	-	(5)	-
Charles E. Dietz	375,361	(6)	3.20%
Stephen K. Necessary	375,181	(7)	1.87%
Gary P. Scharmett	384,695	(8)	3.29%
Steven L. Shea	1,118,915	(9)	9.57%
James F. Williams	330,017	(10)	2.82%
James H. Williams	492,522	(11)	4.23%
Michael Hawkey	3,875	(12)	*
Rick Briggs	12,402	(13)	*
Edward Grauch	792,699	(14)	6.70%
Eric S. Skolnik	192,021	(15)	1.63%
Allen Horvath	235,266	(16)	2.00%
Ronald V. Alterio	183,911	(17)	1.57%

All Directors and executive officers as a group (15 persons)	8,774,333		63.92%

Additional Beneficial Owners:

Stephen E. Walker	1,136,850	(18)	11.74%
Carol M. Pallé	3,272,123	(19)	28.22%

*	Denotes less than 1%.

(1)	Beneficial ownership as of January 31, 2021 for each person listed includes shares subject to options held by such person which are exercisable within 60 days after such date and the accrued principal amount of subordinated convertible indebtedness that may be converted into shares of our Comm Stock within 60 days of such date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities, which voting or investment power may be further described in the footnotes below. This table contains information furnished to us by the respective stockholders or contained in filings made with the SEC. Certain of our executive officers and directors may, from time to time, hold some or all of their Common Stock in brokerage accounts having outstanding margin loan balances secured by the Common Stock and the other investment securities held in such brokerage accounts.

(2)	Unless otherwise indicated, the address for each beneficial owner is c/o Blonder Tongue Laboratories, Inc., One Jake Brown Road, Old Bridge, NJ 08857.

(3)	Includes (i) 200,000 shares of Common Stock owned of record by a limited liability company of which Mr. Pallé and his spouse are the sole members, (ii) 2,488,344 shares of Common Stock jointly owned by Mr. Pallé and his spouse, (iii) 726,667 shares of Common Stock underlying options granted by us to Mr. Pallé which are exercisable within 60 days after January 31, 2021, and (iv) 577,708 shares of Common Stock underlying certain convertible indebtedness of the Company held by Mr. Pallé and his spouse, which is outstanding as of, and convertible within 60 days after January 31, 2021. Mr. Pallé disclaims beneficial ownership of the 26,071 shares of Common Stock owned by his spouse. See footnote 19 below.

(4)	Includes (i) 100,000 shares underlying options granted by us that are exercisable within 60 days of January 31, 2021 and (ii) 92,951 shares underlying certain convertible indebtedness of the Company held by Mr. Bruno, which indebtedness is outstanding as of, and convertible within 60 days after January 31, 2021.

(5)	Includes zero shares of Common Stock underlying options granted by us which are exercisable within 60 days after January 31, 2021.

(6)	Includes 92,500 shares of Common Stock underlying options granted by us which are exercisable within 60 days after January 31, 2021.

(7)	Includes (i) 38,630 shares underlying options granted by us that are exercisable within 60 days after January 31, 2021 and (ii) 92,951 shares underlying certain convertible indebtedness of the Company held by Mr. Necessary, which indebtedness is outstanding as of, and convertible within 60 days after January 31, 2021.

(8)	Includes 100,000 shares of Common Stock underlying options granted by us which are exercisable within 60 days after January 31, 2021.

(9)	Includes (i) 100,000 shares underlying options granted by us that are exercisable withing 60 days after January 31, 2021 and (ii) 371,806 shares underlying certain convertible indebtedness of the Company held by Mr. Shea, which indebtedness is outstanding as of, and convertible within 60 days after January 31, 2021. Certain of the securities are beneficially owned by Mr. Shea through MidAtlantic IRA, LLC FBO Steven L. Shea IRA.

(10)	Includes 100,000 shares of Common Stock underlying options granted by us which are exercisable within 60 days after January 31, 2021.

(11)	Includes 59,166 shares of Common Stock underlying options granted by us which are exercisable within 60 days after January 31, 2021.

(12)	Includes zero shares of Common Stock underlying options granted by us which are exercisable within 60 days after January 31, 2021.

(13)	Includes zero shares of Common Stock underlying options granted by us which are exercisable within 60 days after January 31, 2021.

(14)	Includes (i) 200,000 shares underlying options granted by us that are exercisable within 60 days after January 31, 2021 and (ii) 355,049 shares underlying certain convertible indebtedness of the Company held by Mr. Grauch, which indebtedness is outstanding as of, and convertible within 60 days after January 31, 2021. Certain of the securities are beneficially owned by Mr. Grauch through Livewire Ventures, LLC.

(15)	Includes 172,500 shares of Common Stock underlying options granted by us which are exercisable within 60 days after January 31, 2021.

(16)	Includes 147,500 shares of Common Stock underlying options granted by us which are exercisable within 60 days after January 31, 2021.

(17)	Includes (i) 100,000 shares underlying options granted by us that are exercisable within 60 days after January 31, 2021 and (ii) 49,749 shares underlying certain convertible indebtedness of the Company held by Mr. Alterio, which indebtedness is outstanding as of, and convertible within 60 days after January 31, 2021.

(18)	As reported on Schedule 13G/A filed by Stephen E. Walker on January 25, 2021. The business address of this stockholder is 1801-R Brassfield Road, Greensboro, NC 27410.

(19)	Carol M. Pallé is the spouse of Robert J. Pallé. Includes (i) 200,000 shares of Common Stock owned of record by a limited liability company of which Mr. and Mrs. Pallé are the sole members, (ii) 2,488,344 shares of Common Stock jointly owned by Mr. and Mrs. Pallé, (iii) 26,071 shares of Common Stock owned individually by Mrs. Pallé and (iv) 577,708 shares of Common Stock underlying certain convertible indebtedness of the Company held by Mr. and Mrs. Pallé, which indebtedness is outstanding as of, and convertible within 60 days after January 31, 2021. Except as disclosed in this footnote, Mrs. Pallé disclaims beneficial ownership of all shares of Common Stock beneficially owned by Mr. Pallé, other than 200,000 shares of Common Stock owned of record by a limited liability company of which Mr. and Mrs. Pallé are the sole members, 2,488,344 shares of Common Stock jointly owned by Mr. and Mrs. Pallé, and 577,708 shares of Common Stock underlying the convertible indebtedness of the Company held by Mr. and Mrs. Pallé. Mrs. Pallé has entered into an agreement with Mr. Pallé granting him voting and dispositive power with respect to the 200,000 shares and 577,708 shares of Common Stock referenced in the preceding sentence.

STOCKHOLDER PROPOSALS

Stockholder Proposals for Inclusion in the Proxy Statement for the 2021 Annual Meeting of Stockholders

Any stockholder who, in accordance with Securities Exchange Act Rule 14a-8, wished to present a proposal for inclusion in the proxy materials to be distributed in connection with our 2021 Annual Meeting of Stockholders must have submitted the proposal to us in proper form, to the attention of our Chief Financial Officer at our principal executive office, One Jake Brown Road, Old Bridge, New Jersey 08857, on or before January 12, 2021 and must have complied in all other respects with applicable SEC rules, including Securities Exchange Act Rule 14a-8. If the date of our 2021 Annual Meeting of Stockholders is changed by more than 30 days from the date of our 2020 Annual Meeting of Stockholders, then the deadline for receipt of the proposal would be a reasonable time before we begin to print and send our proxy materials for the 2021 Annual Meeting of Stockholders.

Director Nominations for the 2021 Annual Meeting of Stockholders

Our Bylaws require advanced notice of any stockholder proposal for nomination of candidates for election as a director. To be properly made, any stockholder proposal for nomination of candidates for election as a director must meet the timing, procedural and substantive requirements provided in our Bylaws. Any proposal must be delivered to our Corporate Secretary at our principal executive office, One Jake Brown Road, Old Bridge, New Jersey 08857. To be timely, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices not less than 60 days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. The notice must also provide the information specified in our Bylaws, and we may require that any nominee furnish such other information as may reasonably be required in order for us to determine the eligibility of such proposed nominee to serve as a director.

Other Proposals for the 2021 Annual Meeting of Stockholders

Our Bylaws also require advanced notice of any stockholder proposal for business to be proposed for action at our annual meetings other than nomination of candidates for elections as a director. Notice of any such stockholder proposal must be received by our Corporate Secretary at our principal executive office, One Jake Brown Road, Old Bridge, New Jersey 08857 not less than 60 days before the date on which we first sent our proxy materials for our annual meeting of stockholders for the previous year (in this case, our 2020 annual meeting); provided, however, that if during the prior year we did not hold an annual meeting, or if the date of the meeting has changed more than 30 days from the prior year, then notice must be delivered to, or mailed and received, not less than 60 days before the date on which we publicly announced as the date we expect to first send proxy materials for the annual meeting of stockholders for the current year. In addition to meeting the submission deadline, the stockholder must also have complied with all applicable procedural and substantive requirements set forth in our Bylaws.

ANNUAL REPORT ON FORM 10-K

Additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as filed with the Securities and Exchange Commission are available upon written request. Requests should be directed to our Chief Financial Officer at our principal address as shown on the cover page of this proxy statement.

By Order of the Board of Directors

Eric Skolnik
Secretary

Date: February [    ], 2021

Old Bridge, New Jersey

BLONDER TONGUE LABORATORIES, INC.

One Jake Brown Road

Old Bridge, NJ 08857

PROXY CARD FOR SPECIAL MEETING OF STOCKHOLDERS

MARCH 4, 2021

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eric Skolnik and Edward R. Grauch, and either of them (with full power to act alone), as Proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated on this Proxy Card, all shares of Common Stock of Blonder Tongue Laboratories, Inc. held of record by the undersigned on the record date of February 19, 2021, at the Special Meeting of Stockholders to be held on March 4, 2021 and at any postponements or adjournments thereof, all as in accordance with the Notice of Special Meeting of Stockholders and Proxy Statement furnished with this Proxy.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF

BLONDER TONGUE LABORATORIES, INC.

March 4, 2021

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Stockholders to be Held on March 4, 2021

The Proxy Materials are available at:

[ http://www.astproxyportal.com/ast/07796]

Please sign, date and mail your Proxy Card in the

envelope provided as soon as possible.

     Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

		FOR	AGAINST	ABSTAIN

1.	Approval of the issuance of common stock upon conversion of certain outstanding warrants and certain outstanding subordinated convertible indebtedness pursuant to NYSE American “Private Placement” Rule.	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting and at any postponements or adjournments thereof.
This Proxy when properly executed will be voted in the manner directed by the stockholder. If no direction is made on this Proxy Card, this Proxy will be voted FOR Proposal 1.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted using this method.				☐
Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.